Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (the “Second Amendment” or “this Amendment”) is made and entered into effective as of the 17th day of July, 2014 (the “Second Amendment Effective Date”), by and among MITCHAM INDUSTRIES, INC., a Texas corporation (“Borrower”), HSBC BANK USA, N.A., as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

RECITALS

WHEREAS, the Borrower, Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of August 2, 2013, as amended by that certain First Amendment to Credit Agreement dated December 23, 2013 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrower, the Lenders party hereto and the Administrative Agent agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 7.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of paragraph (k) thereof, adding “and” to the end of paragraph (l) thereto, and adding a new paragraph (m) after paragraph (l) thereto as follows:

“(m) Indebtedness of a Foreign Subsidiary, provided that such Indebtedness is in favor of HSBC Bank USA, N.A. or its Affiliates, and provided further that after giving effect to the incurrence of such Indebtedness, the Borrower and its Subsidiaries are in pro forma compliance with all the covenants set forth in Section 7.1.”

(b) Section 7.3 of the Credit Agreement is hereby amended by amending and restating paragraph (i) in its entirety to read as follows:

“(i) Liens securing Indebtedness permitted under paragraphs (j) and (m) of Section 7.2.”

3. Conditions to Effectiveness. This Amendment shall be effective on the Second Amendment Effective Date upon satisfaction of each of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received from each of the Borrower and Lenders constituting at least the Required Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) the Administrative Agent shall have received all amounts due and owing to it on or prior to the Second Amendment Effective Date, including payment of all other fees and reimbursement or payment of all legal fees and other expenses required to be reimbursed or paid by the Borrower to the extent that invoices have been provided to the Borrower;

(c) the Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and

(d) no Default or Event of Default shall exist.

4. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

5. Ratification and Affirmation; Representations and Warranties. The Borrower does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

6. Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

7. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.

9. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.

11. Release by Borrower. Borrower does hereby release and forever discharge the Administrative Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever known to any Loan Party, whether based on law or equity, which any of said parties has held or may now own or hold, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement, Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Administrative Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives and, in either case, whether or not caused by the sole or partial negligence of any indemnified party. Such release, waiver, acquittal and discharge shall and does include any claims of any kind or nature which may, or could be, asserted by the Borrower.

12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

MITCHAM INDUSTRIES, INC., a Texas corporation

By:	/s/ Robert P. Capps
Name:	Robert P. Capps
Title:	Executive Vice President

[Signature page to Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT :

HSBC BANK USA, N.A.

By:	/s/ Ecliff Jackman
Name:	Ecliff Jackman
Title:	Vice President

[Signature page to Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT :
HSBC BANK USA, N.A.

By:	/s/ Brian Turner
Name:	Brian Turner
Title:	Vice President – Relationship Manager

[Signature page to Second Amendment to Credit Agreement]

LENDER:

PROSPERITY BANK (formerly known as First Victoria National Bank)

By:	/s/ Herschel Vansickle
Name:	Herschel Vansickle
Title:	SR. Vice President

[Signature page to Second Amendment to Credit Agreement]